Independent Accountants’ Report on Applying Agreed-Upon Procedures

September 1, 2015

Byrider Holding Corp.
12802 Hamilton Crossing Blvd.
Carmel, IN 46032
And
Deutsche Bank Securities Inc.
60 Wall Street, 3rd Floor
New York, NY 10005-2836

Ladies and Gentlemen:

We (“us” or “McGladrey”) have performed the procedures enumerated below, which were agreed to by Byrider Holding Corp. referred to herein as the “Company” or “Responsible Party” and Deutsche Bank Securities Inc., together “Specified Parties” or “You”, solely to assist You with comparing the Specified Attributes (defined below) to Source Documents (defined below) as listed in Exhibit A with respect to the issuance of automobile receivables-backed notes issued by CarNow Auto Receivables Trust 2015-1 (the “Proposed Transaction”). The Specified Parties are responsible for the accuracy of the information contained in the Final Data File (defined below).

The agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

This report is intended solely for the information and use of the Specified Parties including for purposes of substantiating the Specified Parties’ “due diligence defense” under the Securities Act of 1933 and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with McGladrey wherein such party accepts responsibility for the sufficiency of the procedures performed (such party is herein referred to as a “Non-Specified Parties”), that Non-Specified Parties cannot:

(i)	Rely upon this report, and any use of this report by that Non-Specified Parties is its sole responsibility and at its sole and exclusive risk;
(ii)	Acquire any rights or claims against McGladrey, and McGladrey assumes no duties or obligations to such Non-Specified Parties.

Non-Specified Parties may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchanges Act of 1934).

For the purposes of this report:

(i)	The electronic file provided by the Company in a standard Microsoft Excel format containing information relating to the Proposed Transaction shall be herein referred to as the “Final Data File”;
(ii)	The fields in the Final Data File shall be herein referred to as “Specified Attributes”.

Procedures and Findings

On August 18, 2015, the Company provided us with the Final Data File containing 11,722 individual customer loans herein referred to as the “Underlying Assets” which represent the entire population of the Proposed Transaction.  We were instructed by the Specified Parties to perform the agreed-upon procedures on the Underlying Assets in the Final Data File.

From August 17, 2015 through August 18, 2015, the Company provided us with certain documentation (the “Source Documents” as listed in the attached Exhibit A) related to the respective Underlying Assets.

At your request, for 200 of the 11,722 Underlying Assets set forth on the Final Data File, we compared the Specified Attributes (except for those indicated in Exhibit B) set forth on the Final Data File to the corresponding Source Documents and found them to be in agreement, except for the following: (1) the signed contract amount did not agree to the data file for one loan, (2) the odometer reading per the supporting documentation did not agree to the data file for two loan files, and (3) a signed credit application was not provided for one loan.  The procedures associated with the Specified Attributes were applied as indicated in Exhibit A. For each procedure where a calculation was performed, the underlying attributes utilized were agreed to the corresponding sources. We did not perform any procedures with respect to the Specified Attribute(s) relating to the Underlying Asset(s) as set forth on the attached Exhibit B.

McGladrey should not be regarded as having in any way warranted or given any assurance as to:

•
The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for the purposes of McGladrey performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, ratios, percentages or other relationships on the information included in the data provided to us;

•	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;
•	The value of collateral securing such assets, and
•	The compliance of the originator of the assets with federal, state, and local lows and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

We have not performed any procedures with respect to the fair value of the notes being offered in the Proposed Transaction and McGladrey expresses no opinion on the current value of these notes. McGladrey should not be regarded as having performed any procedure other than those detailed in this report.

We should not be regarded as having in any way warranted or given any assurance as to whether or not the information included in the Final Data File or any other source document is sufficient to comply with any applicable laws and regulations including, but not limited to Regulation AB of the Securities and Exchange Commission. We did not perform any procedures to determine whether the Responsible Party or the sponsor of the Proposed Transaction is in compliance with any applicable laws and regulations including but not limited to Regulation AB of the Securities and Exchange Commission.

With respect to any terms or requirements of the Final Data File that do not appear in the exhibits, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Final Data File.

It should be understood that we make no representations as to:
(i)	The interpretation of Proposed Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;
(ii)	Your compliance with Rule 15Ga-2 of Securities Exchange of 1934 of Securities Act of 1934;
(iii)	The reasonableness of any of the Specified Attributes provided by the Company as listed in Exhibit A;
(iv)	The physical existence or ownership of the Underlying Assets;
(v)
Any other factor or characteristic of the Underlying Assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions;

(vi)	Reasonableness of any of the aforementioned assumptions, information or methodologies.

These procedures listed in Exhibit A should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the Proposed Transaction.

We were not engaged to, and did not conduct any examination or review, the objective of which would be the expression of an opinion or conclusion on the Final Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to You.

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or informing coming to our attention, subsequent to the date of this report.

/s/ McGladrey LLP

Exhibit A
Specified Attributes and Source Documents

Number	Specified Attribute	Source Documents
1	Vehilce identification number	Retail installment contract, vehicle title
2	Borrower name	Retail installment contract, vehicle title
3	Original amount financed	Retail installment contract
4	Annual percentage rate	Retail installment contract
5	Number of total principal and interest payments	Retail installment contract
6	Payment frequency	Retail installment contract
7	Scheduled amount of each principal and interest payment	Retail installment contract
8	First scheduled principal and interest payment date	Retail installment contract
9	Scheduled contract maturity date (calculation)	Retail installment contract
10	Origination date (date of contract)	Retail installment contract
11	Origination dealer state	Retail installment contract
12	Vehicle year	Retail installment contract, vehicle title, title application
13	Vehicle make	Retail installment contract, vehicle title, title application
14	Vehicle model	Retail installment contract, vehicle title, title application
15	Vehicle mileage	Retail installment contract
16	Deferred down payment	Retail installment contract

Exhibit B
Specified Attributes Provided by the Company

Below is a list of additional Specified Attributes included in the Final Data File provided to us by the Company. These Specified Attributes were not compared to source documents as part of our procedures enumerated in Exhibit A.

Underlying Assets	Specified Attributes
Individual customer loans	Location ID
Loan number
Deferred down payment paid
Deferred down payment term
Deferred down payment less than or equal to 30 days
Deferred down payment greater than or equal to 30 days
Cash down amount
Trade-in allowance amount
Monthly payment amount
Number of customers on contract
Contract count
Loan amount
Vehicle actual cash value
Finance charge amount
Vehicle category
Reconditioning amount
Vehicle purchase amount
Risk Level final
Risk level CNAC
Risk level CNAC preliminary
Service agreement fee amount
Credit insurance fee amount
Disability insurance fee amount
GAP fee amount

Underlying Assets	Specified Attributes
Individual customer loans	Application date
Customer zip code
Months in home
Customer state code
Employment status
Total monthly income
Buyer net income
EquifaxScore_Beacon
ExperianScore_FICO
TUScore_Empirica
ACH start date
ACH end date
Current balance amount
Current days late
Due date changes
Total regular payments paid amount
Last payment date
Last payment amount paid
Future payments
Number 30 days late
Bankruptcy indicator
Repo indicator
Sales line code
Term months
New converted score
Tranche
Score number
File location